                       SUPPLEMENT DATED JUNE 22, 2006 TO

                       PROSPECTUS DATED MAY 1, 2006 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please keep it and keep it with your prospectus for future reference.

Income Payments

The first paragraph of the "Income Payments and the Annuity Commencement Date" provision of the "Income Payments" section of the prospectus is replaced in its entirety with the following:

       The Annuity Commencement Date is the date income payments begin under the contract, provided the Annuitant is still living on that date. The Annuity Commencement Date must be a date at least thirteen months from the date the contract is issued.

       The owner selects the contract's initial Annuity Commencement Date at issue. Thereafter, until income payments begin, the owner may elect to extend the Annuity Commencement Date in one-year increments to any date at least 10 years after the date of the last purchase payment and within one year of the last Annuity Commencement Date, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis.

       An owner may request to change the Annuity Commencement Date by sending written notice to our Home Office prior to the Annuity Commencement Date then in effect. If you change the Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date selected, provided such Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. If income payments have not commenced upon reaching the latest permitted Annuity Commencement Date, we will begin making payments to the named payee. In this circumstance, income payments will be made in the form of a Life Income with a 10 Year Period Certain.

       An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences.

       See the "Federal Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.